Exhibit (j) under N-1A
                                                Exhibit 23 under Item 601/Reg SK

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statement of Additional Information and to the use of our report dated October 19, 1999, in Post-Effective Amendment Number 25 to the Registration Statement (Form N-1A No. 2-98491) of Federated ARMs Fund, dated October 31, 1999.

By:  /s/ERNST & YOUNG
     Ernst & Young

Boston, Massachusetts
October 28, 1999